                                                                     EXHIBIT 4.1

  Number                      [LOGO OF UBID]                     Shares
                              OnlineAuction

COMMON STOCK         INCORPORATED UNDER THE LAWS OF      SEE REVERSE FOR CERTAIN
                         THE STATE OF DELAWARE                 DEFINITIONS
                                                            CUSIP 903469 10 4

THIS CERTIFIES THAT





is the owner of

    FULLY PAID AND NONASSESSABLE COMMON SHARES PAR VALUE $.001 PER SHARE OF ==================================UBID, INC.====================================
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


      /s/ THOMAS WERNER                                 /s/ GREGORY JONES

                        [CORPORATE SEAL OF UBID, INC.]

      TREASURER AND                                     PRESIDENT AND
      CHIEF FINANCIAL OFFICER                           CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
  LASALLE NATIONAL BANK
          TRANSFER AGENT
          AND REGISTRAR

BY
          AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY   SEPT 17, 1998 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807
(562) 989-2333                  058711fc
(FAX) (562) 426-7450  308-19X   Proof /s/ ILLEGIBLE INITIALS   REV 1
                                      ----------------------

    The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common                   UNIF GIFT MIN ACT -           Custodian
   TEN ENT - as tenants by the entireties                               ---------           --------
   JT TEN  - as joint tenants with right of                               (Cust)             (Minor)
             survivorship and not as tenants                            under Uniform Gifts to Minors
             in common                                                  Act
                                                                            -------------------------
                                                                                   (State)
                                                    UNIF TRF MIN ACT  -      Custodian (until age    )
                                                                        -----                    ---
                                                                        (Cust)
                                                                        ------ under Uniform Transfers
                                                                        (Minor)
                                                                        to Minors Act
                                                                                      ----------------
                                                                                           (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,                   hereby sell, assign and transfer unto
                       ------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------


                                    X
                                      -----------------------------------------

                                    X
                                      -----------------------------------------
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME(S) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR ENLARGE-
                                      MENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By
  ----------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.



AMERICAN BANK NOTE COMPANY  SEPT 15, 1998 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807
(562) 989-2333              058711bk
(FAX) (562) 426-7450        Proof /s/ ILLEGIBLE INITIALS   NEW
                                  ----------------------